Exhibit 23.1
Consent of Independent Registered Public Accounting Firm
We consent to the incorporation by reference in the following Registration Statements:
1)Registration Statement (Form S-8 POS No. 333-181109) pertaining to The Carlyle Group Inc. Amended and Restated
2012 Equity Incentive Plan,
2)Registration Statement (Form S-8 POS No. 333-187264) pertaining to The Carlyle Group Inc. Amended and Restated
2012 Equity Incentive Plan,
3)Registration Statement (Form S-8 POS No. 333-194164) pertaining to The Carlyle Group Inc. Amended and Restated
2012 Equity Incentive Plan,
4)Registration Statement (Form S-8 POS No. 333-202315) pertaining to The Carlyle Group Inc. Amended and Restated
2012 Equity Incentive Plan,
5)Registration Statement (Form S-8 POS No. 333-209690) pertaining to The Carlyle Group Inc. Amended and Restated
2012 Equity Incentive Plan,
6)Registration Statement (Form S-8 POS No. 333-216100) pertaining to The Carlyle Group Inc. Amended and Restated
2012 Equity Incentive Plan,
7)Registration Statement (Form S-8 POS No. 333-223051) pertaining to The Carlyle Group Inc. Amended and Restated
2012 Equity Incentive Plan,
8)Registration Statement (Form S-8 POS No. 333-229663) pertaining to The Carlyle Group Inc. Amended and Restated
2012 Equity Incentive Plan,
9)Registration Statement (Form S-8 No. 333-236394) pertaining to The Carlyle Group Inc. Amended and Restated 2012
Equity Incentive Plan,
10)Registration Statement (Form S-8 No. 333-252992) pertaining to The Carlyle Group Inc. Amended and Restated 2012
Equity Incentive Plan,
11)Registration Statement (Form S-8 No. 333-269328) pertaining to The Carlyle Group Inc. Amended and Restated 2012
Equity Incentive Plan,
12)Registration Statement (Form S-8 No. 333-269723) pertaining to The Carlyle Group Inc. Inducement Award – Global
Restricted Stock Unit Agreement and Performance-Based Restricted Stock Unit Agreement,
13)Registration Statement (Form S-3ASR No. 333-270745, as amended by POSASR on September 16, 2025) pertaining to The Carlyle Group Inc. Automatic Shelf Registration Statement,
14)Registration Statement (Form S-8 No. 333-272726) pertaining to The Carlyle Group Inc. Amended and Restated 2012
Equity Incentive Plan, and
15)Registration Statement (Form S-8 No. 333-281300) pertaining to The Carlyle Group Inc. Amended and Restated 2012
Equity Incentive Plan
of our reports dated February 27, 2026 with respect to the consolidated financial statements of The Carlyle Group Inc. and the effectiveness of internal control over financial reporting of The Carlyle Group Inc. included in this Annual Report (Form 10-K)
of The Carlyle Group Inc. for the year ended December 31, 2025.
/s/ Ernst & Young LLP
Tysons, Virginia
February 27, 2026